Exhibit 99.1

Three Months Ended Year Ended Reconciliation of Net Income to NOI and Cash NOI March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 Dec 31, 2017 Net Income $ 8,288 $ 28,720 $ 26,784 $ 18,930 $ 9,856 $ 39,781 $ 29,230 $ 30,184 $ 118,253 Add: General and administrative expenses 15,951 16,618 14,421 15,998 14,026 13,673 13,148 13,225 50,315 Depreciation and amortization 46,093 46,409 44,260 44,821 46,098 46,682 42,475 39,468 160,710 Interest expense 19,704 18,534 19,426 20,597 20,689 20,849 20,658 20,525 68,473 Loss on early extinguishment of debt 2,157 Loss from derivative financial instruments 289 Construction expenses Acquisition expenses Income tax expense (benefit) (382) 1,210 1,338 611 (730) 1,312 2,135 1,455 6,673 Less: Third party management and other fees 346 (299) (304) (331) (320) (289) (312) (376) (1,400) Interest Income (637) (1,352) (2,269) (3,899) (3,739) (3,452) (3,485) (2,499) (2,943) Construction revenue Acquisition break up fee Gain on settlement of lawsuit related to the Observatory Gain on consolidation of non controlled entities Net operating income 88,671 109,840 103,656 96,727 85,880 118,556 103,849 101,982 402,527 Straight line rent (8,193) (6,276) (5,174) (3,203) (5,404) (5,445) (5,000) (5,809) (26,544) Above/below market rent revenue amortization (908) (1,530) (1,682) (1,745) (2,354) (1,733) (1,668) (1,551) (5,721) Below market ground lease amortization 1,958 1,958 1,957 1,958 1,958 1,958 1,957 1,958 7,831 Total cash net operating income 81,528 103,992 98,757 93,737 80,080 113,336 99,138 96,580 378,093

Twelve Months to Date March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 Rental revenue $ 515,079 $ 130,577 $ 130,234 $ 129,098 $ 125,170 Tenant expense reimbursement 76,031 17,536 21,467 21,127 15,901 Deduct: Straight line rental revenues (22,846) (8,193) (6,276) (5,174) (3,203) Above/below market rent revenue amortization (5,865) (908) (1,530) (1,682) (1,745) Total cash revenues $ 562,399 $ 139,012 $ 143,895 $ 143,369 $ 136,123 Three Months Ended

We make forward looking statements in this presentation within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For these statements, we claim the protections of the safe harbor for forward looking statements contained in such Sections. You can identify forward looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. For example, statements regarding potential growth in our portfolio, future results from operations, prospective acquisitions, projected leasing, and anticipated market conditions are forward looking statements. Forward looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward looking statements: (i) economic, political and social impact of, and uncertainty relating to, the COVID 19 pandemic, including (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to businesses that have suffered significant declines in revenues as a result of mandatory business shut downs, “shelter in place” or “stay at home” orders and social distancing practices, as well as individuals adversely impacted by the COVID 19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of the Company’s tenants, particularly retail, and the Observatory recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments, (d) international and national disruption of travel and tourism with a resulting decline in Observatory visitors, and (e) macroeconomic conditions, such as a disruption of, or lack of access to, the capital markets, and general volatility adversely impacting the market price of the Company’s Class A common stock and publicly traded partnership units of the Operating Partnership; (ii) resolution of legal proceedings involving the Company; (iii) reduced demand for office or retail space; (iv)changes in our business strategy; (v) changes in technology and market competition that affect utilization of our broadcast or other facilities; (vi) changes in domestic or international tourism, including due to health crises such as the COVID 19 pandemic, geopolitical events and/or currency exchange rates, which may cause a decline in Observatory visitors; (vii) defaults on, early terminations of, or nonrenewal of, leases by tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) declining real estate valuations and impairment charges; (x) termination or expiration of our ground leases; (xi) our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xii) decreased rental rates or increased vacancy rates; (xiii) our failure to redevelop and reposition properties, or to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xiv) difficulties in identifying properties to acquire and completing acquisitions; (xv) risks related to our development projects (including our Metro Tower development site) and capital projects, including the cost of construction delays and cost overruns; (xvi) impact of changes in governmental regulations, tax laws and rates and similar matters; (xvii) our failure to qualify as a REIT; and (xviii) environmental uncertainties and risks related to adverse weather conditions, rising sea levels and natural disasters. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10 K for the year ended December 31, 2019, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. They are based only on our good faith beliefs, they are not guarantees of future performance. You should not place undue reliance on any forward looking statements, which are based only on information currently available to us (or to third parties making the forward looking statements). We disclaim any obligation to publicly update or revise any forwardlooking statement to reflect changes in underlying assumptions, new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10 K for the year ended December 31, 2019, any subsequent reports on Forms 10 Q and 8 K and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.